AFL-CIO Housing Investment Trust
                          Highlights - 4th Quarter 2008

The AFL-CIO Housing Investment Trust (HIT) earned positive net returns and outperformed its benchmark in 2008 despite unprecedented market turmoil. The HIT's prudent and disciplined investment strategy generated superior returns versus the benchmark and outperformed many fixed income managers in a market environment that continued to be challenged by liquidity and credit crises. As of December 31, 2008, the HIT outperformed the Barclays Capital Aggregate Bond Index ("Barclays Aggregate," formerly the Lehman Brothers Aggregate Bond Index), for the 1-, 3-, 5- and 10-year return periods as shown below.

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                 Performance for periods ended December 31, 2008
             (Returns for periods exceeding one year are annualized)

                                        Quarter  1 Year  3 Year  5 Year  10 Year
                                        -------  ------  ------  ------  -------

  HIT Total Net Rate of Return           3.62%    5.25%   5.53%   4.68%   5.82%
  Barclays Capital Aggregate Bond Index  4.58%    5.24%   5.51%   4.65%   5.63%

  The performance data quoted represents past performance and is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a Participant's units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end can be viewed by following this link.
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The HIT has  intentionally  avoided  excessive  risk  taking  and  irresponsible investing that has led to the greatest damage the U.S. economy has faced since the Great Depression. Unlike many strategies employing excessive risk taking that gained popularity in recent years, the HIT has offered consistent performance while minimizing the risk of loss of principal and generating predictable income. The HIT does not employ leverage through borrowing, and therefore, does not have margin call risk or roll-over risk for debt. Further, the HIT does not use derivatives and has never invested in securities backed by subprime mortgages.

Positive contributions to the HIT's performance in the 4th quarter included:

  o Its ongoing yield advantage over the index.

  o Its overweight to the highest credit quality sector (i.e. AAA-rated) of the investment grade universe. "Excess returns" were the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Barclays Aggregate.
    Excess returns were -207, -221, -360, and -1318 basis points (bps), respectively. The HIT has an overweight with respect to the index in high credit quality investments. Over 97% percent of the HIT portfolio is AAA-rated or carries a government or GSE guarantee.

Negative contributions to the HIT's performance included:

  o The portfolio's underweight in U.S. Treasuries and agency debentures weighed on performance as these major sectors posted the highest excess returns of +0.0 (by definition) and +5 basis points in the Index, respectively. Mitigating the negative attribution, however, was the portfolio's overweight to the swap spread products as swap spreads tightened significantly.

  o Structured product had one of the worst quarters in recent memory as spreads widened. Despite swap spreads tightening significantly across the swap surface (two year swap spreads narrowed by 74.5 basis points while 10 year swap spreads tightened by 31.4 basis points), spreads on agency multifamily MBS widened significantly offsetting the swap spread tightening. The HIT has a structural overweight in agency multifamily MBS. Single loan Fannie Mae and GNMA multifamily

    MBS widened by over 150 basis points and agency multifamily REMICs widened by approximately 80 basis points.

CMBS underperformed all other major fixed income sectors in the Barclays Aggregate, the worst quarter on record for the sector. Private-label CMBS widened by approximately +500 bps. Barclays Capital reported that the CMBS sector's "excess returns" were -2043 bps, the worst performing major sector. The HIT is slightly underweight in private label CMBS. The corporate sector underperformed Treasuries significantly, but the support of the Federal Deposit Insurance Corporation for 3-year corporate bonds kept the sector better bid versus other comparable credit sectors. Excess returns for the sector were -563 basis points.

                                                               Modified Adjusted
Sector Performance           Absolute         Excess Return         Duration
--------------------------------------------------------------------------------
US Treasuries                 +8.75%              +0.0               5.53
--------------------------------------------------------------------------------
Agencies                      +6.10%               +5                3.61
--------------------------------------------------------------------------------
RMBS                          +4.34%              -195               1.31
--------------------------------------------------------------------------------
Corporates                    +3.98%              -563               6.15
--------------------------------------------------------------------------------
CMBS                         -13.52%             -2043               4.11
--------------------------------------------------------------------------------
ABS                           -6.82%             -1173               2.88
--------------------------------------------------------------------------------

The U.S. economy is expected to remain weak for the foreseeable future. Job losses continue to accelerate and the health of the U.S. and global financial systems still needs to be restored. The U.S. government, along with many others, will continue to attempt to spur growth through fiscal and monetary actions as the global economy works through the pain of deleveraging. The new administration announced an $825 billion stimulus package early in 2009. Among other actions, the government is expected to expand FHA's role in the multifamily mortgage market to help fill the void left by the private sector. The HIT's over 40 years of experience in sourcing and investing in FHA and GSE multifamily mortgage investments should enable it to benefit from this environment.

The lack of funding for multifamily projects over the last year has caused these investments to be much more attractive (with higher yields relative to Treasuries) than they have been historically. In this environment, the HIT will aggressively seek capital to fund the expected increase in FHA multifamily production. It will continue to execute its long-term portfolio strategy of achieving fundamentals of higher yield, superior credit quality, and neutral interest rate risk versus the Barclays Capital Aggregate Bond Index. The HIT's strategy of substituting government/agency multifamily MBS for corporate bonds provides principal protection and stable cash flows due to prepayment protection for volatile market environments. This strategy has allowed the HIT to generate superior risk-adjusted returns over the long run. These multifamily investments also contribute to the HIT's collateral objectives of increasing the supply of affordable housing and generating good union jobs.

Investors should consider the HITs investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, please call the HIT at 202-331-8055. The prospectus should be read carefully before investing. The Barclays Capital Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index) is an unmanaged index. It is not available for direct investment; its returns would be lower if they reflected the expenses associated with active management of an actual portfolio. This material represents the HIT's assessment of the market environment at a specific point in time and should not be relied upon as research or investment advice.

2/6/2009